Exhibit 10.2

Execution Version

GUARANTY

GUARANTY, dated as of June 23, 2005, made by ENSCO International Incorporated, a corporation organized and existing under the laws of Delaware (the “Guarantor”), in favor of Citibank, N.A., as Administrative Agent under the Credit Agreement described below (the “Administrative Agent”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Administrative Agent and the Banks (as hereinafter defined) to enter into the Amended and Restated Credit Agreement dated as of June 23, 2005 (as amended, supplemented and otherwise modified from time to time, the “Credit Agreement”) among the Guarantor, ENSCO Offshore International Company, a Cayman Islands exempted company and a wholly owned subsidiary of the Guarantor (“EOIC”), the Banks party thereto (the “Banks”), and the Administrative Agent, the Guarantor agrees as follows:

1. Guaranty. The Guarantor unconditionally guarantees the punctual payment when due, whether upon maturity, by acceleration or otherwise, of all obligations (now or hereafter existing) of EOIC under the Credit Agreement, whether for principal, interest, fees, expenses or otherwise, in each case strictly in accordance with the terms thereof (all such obligations being the “Obligations”); provided that, if any Obligations are denominated in a currency other than U.S. Dollars, such amount will be increased to the extent that fluctuations of currency conversion rates occurring after the date hereof result in an increase in the equivalent of such Obligations in U.S. Dollars. If EOIC fails to pay any Obligation in full when due (whether at stated maturity, by acceleration or otherwise), the Guarantor will promptly pay the same to the Administrative Agent. The Guarantor will also pay to the Administrative Agent any and all expenses (including without limitation, reasonable legal fees and expenses) incurred by the Administrative Agent or any Bank in enforcing its rights under this Guaranty. This Guaranty is a guaranty of payment and not merely of collection.

2. Guaranty Absolute. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter acquire in any way relating to, any or all of the following: (i) any illegality, lack of validity or enforceability of any Obligation, (ii) any amendment, modification, waiver or consent to departure from the terms of any Obligation, including any renewal or extension of the time or change of the manner or place of payment, (iii) any exchange, substitution, release, non-perfection or impairment of any collateral securing payment of any Obligation, (iv) any change in the corporate existence, structure or ownership of EOIC, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting EOIC or its assets or any resulting release or discharge of any Obligation, (v) the existence of any claim, set-off or other rights that the Guarantor may have at any time against EOIC, Administrative Agent or any of its affiliates, any Bank or any of its affiliates, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim, (vi) any law, regulation, decree or order of any jurisdiction, or any other event, affecting any term of any Obligation or Administrative Agent’s or any Bank’s rights with respect thereto, including, without limitation: (A) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of a Non-USD Currency (as hereinafter defined) for U.S. Dollars or the remittance of funds outside of such jurisdiction or the unavailability of U.S. Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or (B) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction; or (C) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives EOIC of any assets or their use or of the ability to operate its business or a material part thereof; or (D) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (A), (B) or (C) above (in each of the cases contemplated in clauses (A) through (D) above, to the extent occurring or existing on or at any time after the date of this Guaranty), and (vii) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Administrative Agent or any Bank that might otherwise constitute a defense available to, or a legal or equitable discharge of, EOIC or the Guarantor or any other guarantor or surety.

Without limiting the generality of the foregoing, the Guarantor guarantees that it shall pay Administrative Agent strictly in accordance with the express terms of any document or agreement evidencing any Obligation, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where EOIC is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where EOIC is principally located.

It is the intent of this Section 2 that the Guarantor’s obligations hereunder are and shall be absolute and unconditional under any and all circumstances.

3. Waiver. The Guarantor waives promptness, diligence, notice of acceptance, notice of dishonor and any other notice with respect to any Obligation and this Guaranty and any requirement that Administrative Agent or any Bank exercise any right or take any action against EOIC or any collateral security or credit support.

4. Reinstatement. This Guaranty will continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by Administrative Agent or any Bank upon the insolvency, bankruptcy or reorganization of EOIC or otherwise, all as though such payment had not been made.

5. Subrogation. The Guarantor will not assert, enforce or otherwise exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until payment in full of the Obligations and the termination of any and all Loan Documents (as defined in the Credit Agreement) under which Administrative Agent or any Bank is committed to provide extensions of credit.

6. Taxes. Any and all payments by the Guarantor hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed on Administrative Agent’s or any Bank’s net income by the jurisdiction under the laws of which Administrative Agent or such Bank is organized or any political subdivision thereof or by the jurisdiction of any Bank’s lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being “Taxes”). If the Guarantor is required by law to deduct any Taxes from or in respect of any sum payable hereunder (i) the sum payable will be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) each of Administrative Agent and each Bank will receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor will make such deductions, and (iii) the Guarantor will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Guarantor will pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or the Obligations (“Other Taxes”). The Guarantor will promptly furnish to the Administrative Agent or such Bank the original or a certified copy of a receipt evidencing payment thereof.

The Guarantor will indemnify Administrative Agent and each Bank for the full amount of Taxes or Other Taxes paid by Administrative Agent or such Bank or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, within 30 days of Administrative Agent’s or such Bank’s request therefor. Without prejudice to the survival of any other agreement contained herein, the Guarantor’s agreements and obligations contained in this Section will survive the payment in full of the Obligations, principal and interest hereunder and any termination of this Guaranty.

Notwithstanding anything to the contrary contained herein or in any document or agreement evidencing an Obligation, the Guarantor and Administrative Agent (and each of their respective employees, representatives or other agents) may disclose to the U.S. Internal Revenue Service or any other government agency or regulatory body having jurisdiction over the parties, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing persons relating to such U.S. tax treatment and U.S. tax structure.

7. Place and Currency of Payment. If any Obligation is payable in U.S. Dollars, the Guarantor will make payment hereunder to Administrative Agent in U.S. Dollars at 2 Penns Way, Suite 200, New Castle, DE 19720. If any Obligation is payable in a currency other than U.S. Dollars (a “Non-USD Currency”) and/or at a place other than the United States, and such payment is not made as and when agreed, the Guarantor will, at the Administrative Agent’s option, either (i) make payment in such Non-USD Currency and at the place where such Obligation is payable, or (ii) pay the Administrative Agent in U.S. Dollars at 2 Penns Way, Suite 200, New Castle, DE 19720. In the event of a payment pursuant to clause (ii) above, the Guarantor will pay Administrative Agent the equivalent of the amount of such Obligation in U.S. Dollars calculated at the rate of exchange at which, in accordance with normal banking procedures, Administrative Agent may buy such Non-USD Currency in New York, New York on the date the Guarantor makes such payment; provided, however, that the foregoing provisions of this sentence shall not apply to any payments hereunder in respect of Obligations that have been re-denominated into a Non-USD Currency as a result of the application of any law, order, decree or regulation in any jurisdiction other than the United States, which Obligations shall, for purposes of this Guaranty, be deemed to remain denominated in U.S. Dollars and payable to the Administrative Agent in accordance with the first sentence of this Section 7.

8. Set-Off. If the Guarantor fails to pay any of its obligations hereunder when due and payable, each of the Administrative Agent and each Bank is authorized at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or such Bank to or for the Guarantor’s credit or account against any and all of the Obligations, whether or not Administrative Agent or such Bank has made any demand under this Guaranty. The Administrative Agent or such Bank will promptly notify the Guarantor after any such set-off and application, provided that the failure to give such notice will not affect the validity of such set-off and application. The Administrative Agent’s and each Bank’s rights under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent or such Bank may have.

9. Representations and Warranties. The Guarantor represents and warrants that: (i) the execution, delivery and performance by the Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (x) its charter or by-laws or (y) any law or any contractual restriction binding on or affecting the Guarantor or any entity that controls it, (ii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Guarantor of this Guaranty, and (iii) this Guaranty has been duly executed and delivered by the Guarantor and is its legal, valid and binding obligation, enforceable against the Guarantor in accordance with its terms.

10. Continuing Guaranty. This is a continuing guaranty and applies to all Obligations whenever arising. This Guaranty is irrevocable and will remain in full force and effect until the payment in full of the Obligations and all amounts payable hereunder and the termination of all of the agreements relating to the Obligations.

11. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to departure by the Guarantor herefrom, will in any event be effective unless the same is in writing and signed by the Administrative Agent, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

12. Addresses. All notices and other communications provided for hereunder will be in writing (including telecopier communication), and mailed, telecopied or delivered to it, if to the Guarantor, at its address specified for notices in the Credit Agreement, or, as to either party, at such other address as is designated by such party in a written notice to the other party. All such notices and other communications will, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively.

13. Guarantor’s Credit Decision, Etc. The Guarantor has, independently and without reliance on the Administrative Agent or any Bank and based on such documents and information as the Guarantor has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. The Guarantor has adequate means to obtain from EOIC on a continuing basis information concerning the financial condition, operations and business of EOIC, and the Guarantor is not relying on the Administrative Agent or any Bank to provide such information now or in the future. The Guarantor acknowledges that it will receive substantial direct and indirect benefit from the extensions of credit contemplated by this Guaranty.

14. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into a Non-USD Currency, the Guarantor agrees that the rate of exchange used will be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase U.S. Dollars with such Non-USD Currency on the business day preceding that on which final judgment is given. The obligation of the Guarantor in respect of any sum due hereunder will, notwithstanding any judgment in a Non-USD Currency, be discharged only to the extent that on the date the Guarantor makes payment to the Administrative Agent of any sum adjudged to be so due in such Non-USD Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase U.S. Dollars with such Non-USD Currency; if the U.S. Dollars so purchased are less than the sum originally due to the Administrative Agent in U.S. Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the Administrative Agent in U.S. Dollars, the Administrative Agent agrees to remit to the Guarantor such excess.

15. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of the State of New York.

16. Consent to Jurisdiction, Etc. The Guarantor irrevocably (i) submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty or the Obligations, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court, and (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding, and (iv) irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at the address specified in Section 12. A final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein will affect the Administrative Agent’s or any Bank’s right to serve legal process in any other manner permitted by law or affect the Administrative Agent’s or any Bank’s right to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor irrevocably waives such immunity in respect of its obligations under this Guaranty.

[Signature page follows.]

17. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE ADMINISTRATIVE AGENT’S OR ANY BANK’S ACTIONS IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.

ENSCO INTERNATIONAL INCORPORATED

By:
Name:
Title:

Signature Page to Guaranty